Taxes	6 Months Ended
Jun. 30, 2024
Text Block [abstract]
Taxes
A.5 Taxes

	2024 US$m	2023 US$m
Reconciliation of income tax expense
Profit before tax	2,310	2,828
PRRT expense	(192)	(778)

Profit before income tax	2,118	2,050

Income tax expense calculated at 30%	635	615
Effect of tax rate differentials	(15)	30
Effect of deferred tax assets not recognised	35	67
Effect of tax benefits previously unrecognised 1	(366)	(340)
Reduction in deferred tax liability due to held for sale basis 1	(91)	—
Foreign exchange impact on tax benefit	(11)	(83)
Adjustment to prior years	(52)	(16)
Other	11	11

Income tax expense	146	284

1.
Subsequent to achieving first oil on the Sangomar project in June 2024, the Group has recognised a net deferred tax asset of $305 million. The remaining $61 million relates to other tax benefits previously unrecognised. The expected sale of Woodside’s
15.1%
share in the Scarborough Joint Venture resulted in the recognition of a net tax benefit of
$91
million. These events have resulted in a reduction of the global effective income tax rate from
25.6% to 6.9%. In the prior period, as a result of the final investment decision to develop the Trion resource, the Group recognised deferred tax assets of $319 million, resulting in a reduction of the global effective income tax rate from 29.6% to 13.9%.

In May 2024, the Parliament of Australia enacted the Treasury Laws Amendment (Tax Accountability and Fairness) Act 2024 for the PRRT deductions cap which takes effect from 1 July 2023. If an entity is an LNG producer and its petroleum projects meet the criteria of the deduction cap, the entity will have a taxable profit of 10% of the projects’ assessable receipts in the year of tax.
The new legislation has impacted the Pluto and Wheatstone projects resulting in the Group recognising a $124 million current tax payable as at 30 June 2024.